Exhibit 10.22

           CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT
                 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
                 SECURITIES AND EXCHANGE COMMISSION (THE "SEC")
  PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WITH RESPECT TO THE OMITTED
                                    PORTIONS.
                    OMITTED PORTIONS ARE INDICATED BY [***].

                              NOTICE OF GRANT AWARD

RESEARCH PROJECT COOPERATIVE AGREEMENT                     Issue Date:09/30/2006

Department of Health and Human Services
National Institutes of Health
NATIONAL INSTITUTE OF NEUROLOGICAL DISORDERS AND STROKE

Grant Number: 1 U01 NS058207-01
Principal Investigator: Troyer, John Karl Project Title:
Novel Therapeutic Agent to Treat
Nerve Agent Exposure after Civilian Attack

VP, POLICY & GOVT AFFAIRS
PHARMATHENE, INC
175 ADMIRAL COCHRANE DR, STE 101
ANNAPOLIS, MD 21401
UNITED STATES
Award e-mailed to: cookf@pharmathene.com

Budget Period:  09/30/2006 - 05/31/2007
Project Period:  09/30/2006 - 05/31/2011

Dear Business Official:

The National Institutes of Health hereby awards a grant in the amount of $329,739 (see "Award Calculation" in Section I) to PHARMATHENE, INC. in support of the above referenced project. This award is pursuant to the authority of 42 USC 241, 31 USC 6305 & 6306 and is subject to terms and conditions referenced below.

Acceptance of this award including the Terms and Conditions is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Award recipients are responsible for reporting inventions derived or reduced to practice in the performance of work under this grant. Rights to inventions vest with the grantee organization provided certain requirements are met and there is acknowledgement of NIH support. In addition, recipients must ensure that patent and license activities are consistent with their responsibility to make unique research resources developed under this award available to the scientific community, in accordance with NIH policy. For additional information, please visit http://www.iedison.gov.

If you have any questions about this award, please contact the individual(s) referenced in the information below.

Sincerely yours,

Maxine Davis-Vanlue
Grants Management Officer
NATIONAL INSTITUTE OF NEUROLOGICAL DISORDERS AND STROKE

See additional information below

SECTION I - AWARD DATA - 1          U01 NS058207-01

AWARD CALCULATION (U.S. Dollars):

Salaries and Wages                                                        $[***]
Fringe Benefits                                                           $[***]
Consultant Services                                                       $[***]
Travel Costs                                                              $[***]
Other Costs                                                               $[***]
Federal Direct Costs                                                      $[***]
Federal F&A Costs                                                         $[***]
APPROVED BUDGET                                                        $329,739
TOTAL FEDERAL AWARD AMOUNT                                             $329,739

Recommended future year total cost support, subject to the availability of funds and satisfactory progress of the project, is as follows.

                          02                    $269,635
                          03                    $434,637
                          04                    $257,277
                          05                    $434,995

FISCAL INFORMATION:

                 CFDA Number:              93.853
                 EIN:                      1043560100A1
                 Document Number:          UNS058207A

IC        CAN        FY2006       FY2007       FY2008       FY2009       FY2010
OD      8470083      329,739      269,635      434,637      257,277      434,995

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***Portions of this page have been omitted pursuant to a Request for
Confidential Treatment filed separately with the SEC.


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

NIH ADMINISTRATIVE DATA:
PCC: JETTD TD / OC: 41.4L /Processed: VANLUEM 060928 0928

SECTION II - PAYMENT/HOTLINE INFORMATION - 1 U01 NS058207-01

For Payment and HHS Office of Inspector General Hotline Information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

SECTION III - TERMS AND CONDITIONS - 1 U01 NS058207-01

This award is based on the application submitted to, and as approved by, the NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a. The grant program legislation and program regulation cited in this Notice of Grant Award.
b. The restrictions on the expenditure of federal funds in appropriations acts, to the extent those restrictions are pertinent to the award.
c. 45 CFR Part 74 or 45 CFR Part 92 as applicable.
d. The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.
e. This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(see NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm for certain references cited above.)

Carry over of an unobligated balance into the next budget period requires Grants Management Officer prior approval.

Treatment of Program Income:
Additional Costs

SECTION IV - NINDS SPECIAL Terms and Conditions

RESTRICTION: Funds included in this award may not be used to support studies involving vertebrate animals until verification of IACUC approval for Charles River (Nevada) and DRDC (Canada) has been submitted to and accepted by NINDS. See NIH Office of Laboratory Animal Welfare (OLAW) web site:
http://grants.nih.gov/grants/olaw.htm.

Restriction: UNDER GOVERNING PHS POLICY NO FUNDS MAY BE DRAWN DOWN FROM THE PAYMENT SYSTEM AND NO OBLIGATIONS MAY BE MADE AGAINST FEDERAL FUNDS FOR RESEARCH INVOLVING LIVE VERTEBRATE ANIMALS PRIOR TO SUBMISSION OF VALID INSTITUTIONAL ANIMAL CARE AND USE COMMITTEE APPROVAL IN ACCORDANCE WITH THE PHS POLICY ON HUMANE CARE AND USE OF LABORATORY ANIMALS. THIS RESTRICTION APPLIES TO THE APPLICANT ORGANIZATION AND ALL PERFORMANCE SITES (e.g., COLLABORATING INSTITUTIONS, SUBCONTRACTORS, SUBGRANTEES).

Facilities and administrative costs are awarded at a rate of 10 percent of salaries and wages. This applied rate is used for awards pending negotiation and acceptance of facilities and administrative cost rate proposal by the Division of Cost Allocation, DHHS, or other applicable negotiating office.

Although the budget period for this award is less than 12 months, this award includes funds for 12 months of support. Future year budget periods will cycle on June 1. Allowable preaward costs may be charged to this award, in accordance with the conditions outlined in the NIH Grants Policy Statement (revised December 2003) and with institutional requirements for prior approval. The NIH Grants Policy Statement can be found on the internet at http://grants1.nih.gov/grants/policy/nihgps_2003/index.htm .

This award is funded by the National Institutes of Health, Office of the Director (NIH/OD). Any papers published under the auspices of this award must cite the funding support of all institutes.

U01 Cooperative Agreement

This cooperative agreement award is awarded in the amount of $329,739.

Of this amount, 75% ($247,304) be restricted until the awardee has negotiated and finalized the project timeline, milestones, and deliverables with the designated NINDS Project Officer and Grants Management Branch. Once the timeline, milestones, and deliverables have been approved by the designated NINDS Project Officer and Grants Management Branch Staff, the Notice of Grant Award will be revised to allow the awardee access to additional funds for the this cooperative agreement project.

The following special terms of award are in addition to, and not in lieu of, otherwise applicable OMB administrative guidelines, HHS grant administration regulations at 45 CFR Parts 74 and 92 (Part 92 is applicable when State and local Governments are eligible to apply), and other HHS, PHS, and NIH grant administration policies.

The administrative and funding instrument used for this program will be the cooperative agreement (U01), CLU "assistance" mechanism (rather than an "acquisition" mechanism), in which substantial NIH programmatic involvement with the awardees is anticipated during the performance of the activities. Under the cooperative agreement, the NIH purpose is to support and stimulate the recipients' activities by involvement in and otherwise working jointly with the award recipients in a partnership role; it is not to assume direction, prime responsibility, or a dominant role in the activities. Consistent with this concept, the dominant role and prime responsibility resides with the awardees for the project as a whole, although specific tasks and activities may be shared among the awardees and the NIH as defined above.

Principal Investigator Rights and Responsibilities

The Principal Investigator will have the primary responsibility to define objectives and approaches, and to plan, conduct, analyze, and publish results, interpretations, and conclusions of their studies.

Awardees are responsible for identifying specific milestones toward development of medical countermeasures that will be achieved during the project period.

Awardees agree to participate in the overall coordination of NIH research efforts to develop medical countermeasures against chemical threats. This participation may include collaboration and consultation with other CounterACT research awardees, and the sharing of information, data, and research materials.

Awardees agree to participate in Annual CounterACT Network Research Symposiums during which research progress will be shared with other Network members and reviewed by NIH staff. The first Symposium will be held in the Spring of 2007.

Awardees will retain custody of and have primary rights to the data and software developed under these awards, subject to Government rights of access consistent with current HHS, PHS, and NIH policies.

NIH Responsibilities

An NIH Project Scientist will have substantial programmatic involvement that is above and beyond the normal stewardship role in awards, as described below.

Each project will have the support of one or more Project Scientists from NIH program staff who are assigned an administrative role for the countermeasure(s) being studied and have expertise in the implementation of the CounterACT research program.

The NIH Project Scientists will have substantial scientific-programmatic involvement during conduct of this activity, through technical assistance, advice, and coordination above and beyond normal program stewardship for grants.

NIH Project Scientists will be responsible for assessing the progress of the projects toward the accomplishment of specified milestones and deliverables, and for recommending if further funds should be released to the project. Milestones and deliverables will be reviewed once a year, as part of the non-competitive renewal process.

The NIH Project Scientists will facilitate the establishment of contacts and collaborations between awardees of the CounterACT research program and other persons or organizations whose participation will assist with the accomplishment of project goals. These persons or organizations may include the FDA, disease voluntary organizations, pharmaceutical companies, or research organizations that can provide essential services on contract.

An important part of the CounterACT research program is the coordination of research efforts across different funding mechanisms and research structures, and coordination among efforts aimed at different countermeasures. NIH Project Scientists will have the primary responsibility for this overall coordination.

The NINDS Project Officer will be responsible for normal stewardship of the award, and may also serve as a Project Scientist.

Arbitration Process

Any disagreements that may arise in scientific or programmatic matters (within the scope of the award) between award recipients and the NIH may be brought to arbitration. An Arbitration Panel composed of three members will be convened. It will have three members: a designee chosen by the awardee, one NIH designee, and a third designee with expertise in the relevant area who is chosen by the other two; in the case of individual disagreement, the first member may be chosen by the individual awardee. This special arbitration procedure in no way affects the awardee's right to appeal an adverse action that is otherwise appealable in accordance with PHS regulations 42 CFR Part 50, Subpart D and HHS regulations 45 CFR Part 16.

Non-competing applications must be submitted to the centralized mailing address:

Division of Extramural Activities Support, OER National Institutes of Health, 6705 Rockledge Drive, Room 2207, MSC 7987 Bethesda, MD 20892-7987 (for regular or US Postal Service Express mail) Bethesda, MD 20817 (for other courier/express mail delivery only).

Other documents applicable to this grant should be faxed to (301) 451-5635 or mailed to:

Grants Management Branch
National Institutes of Neurological Disorders and Stroke
6001 Executive Boulevard, Suite 3290, MSC 9537 Rockville, MD 20852(Express Mail) Bethesda, MD 20892-9537(Regular Mail)

The Program Official is responsible for the scientific, programmatic and technical aspects of this project. The Grants Management Specialist is responsible for the negotiation, award and administration of this project and for interpretation of grants administration policies and provisions. These individuals work together in overall project administration. Prior approval requests (countersigned by the PI & authorized business official) should be submitted in writing to the Grants Management Specialist. Requests may be made via e-mail provided they are routed through these same officials (listed below.) For additional information, you may access the NIH home page at http://www.nih.gov/ and the NINDS Home Page at http://www.ninds.nih.gov.

DAVID JETT, Program Official
Phone: 301-496-6035  Email: jettd@ninds.nih.gov

Edward Myrbeck, Grants Specialist
Phone: 301-496-3938  Email: myrbecke@ninds.nih.gov  Fax: 301-451-5635

SPREADSHEET
GRANT NUMBER: 1 U01 NS058207-01

P.I.: Troyer, John Karl
INSTITUTION: PHARMATHENE, INC.

                                    YEAR 01                 YEAR 02              YEAR 03             YEAR 04              YEAR 05
                                    -------                 -------              -------             -------              -------
Salaries and Wages                   [***]                   [***]                [***]               [***]                [***]
Fringe Benefits                      [***]                   [***]                [***]               [***]                [***]
Consultant Services                  [***]                   [***]                [***]               [***]                [***]
Travel Costs                         [***]                   [***]                [***]               [***]                [***]
Other Costs                          [***]                   [***]                [***]               [***]                [***]

TOTAL FEDERAL DC                     [***]                   [***]                [***]               [***]                [***]

TOTAL FEDERAL F&A                    [***]                   [***]                [***]               [***]                [***]
TOTAL COST                        329,739                 269,635              434,637             257,277              434,995

                                    YEAR 01                 YEAR 02              YEAR 03             YEAR 04              YEAR 05
                                    -------                 -------              -------             -------              -------
F&A Cost Rate 1                      [***]                  [***]                 [***]                [***]               [***]
F&A Cost Base 1                      [***]                  [***]                 [***]                [***]               [***]
F&A Costs 1                          [***]                  [***]                 [***]                [***]               [***]

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***Portions of this page have been omitted pursuant to a Request for
Confidential Treatment filed separately with the SEC.


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